                                                        Chase Manhattan Bank, USA, (NA)
                                                     Monthly Certificateholder's Statement

                                                        Chase Credit Card Master Trust
                                                                 Series 1995-1
                                                                                                    Distribution Date:       2/17/98

Section 5.2 - Supplement                                          Class A         Class B         Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                       0.00           0.00            0.00                 0.00

(ii)    Monthly Interest Distributed                                3,928,203.13     334,225.26            0.00         4,262,428.39
        Deficiency Amounts                                                  0.00           0.00                                 0.00
        Additional Interest                                                 0.00           0.00                                 0.00
        Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)   Collections of Principal Receivables                       78,162,319.29   6,513,526.61    8,374,534.21        93,050,380.10

(iv)    Collections of Finance Charge Receivables                  10,874,023.53     906,168.63    1,165,073.95        12,945,266.10

(v)     Aggregate Amount of Principal Receivables                                                                  13,890,898,008.64

                                              Investor Interest   750,000,000.00  62,500,000.00   80,357,142.86       892,857,142.86
                                              Adjusted Interest   750,000,000.00  62,500,000.00   80,357,142.86       892,857,142.86

                                                  Series
        Floating Investor Percentage                        6.43%          84.00%          7.00%           9.00%             100.00%
        Fixed Investor Percentage                           6.43%          84.00%          7.00%           9.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                         94.68%
              30 to 59 days                                                                                                    1.81%
              60 to 89 days                                                                                                    1.16%
              90 or more days                                                                                                  2.35%
                                              Total Receivables                                                              100.00%

(vii)   Investor Default Amount                                     4,565,672.57     380,472.71      489,179.20         5,435,324.49

(viii)  Investor Charge-Offs                                                0.00           0.00            0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                          0.00           0.00            0.00

(x)     Servicing Fee                                                 625,000.00      52,083.33       66,964.29           744,047.62

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        10.09%

(xii)   Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)              750,000,000.00  62,500,000.00   80,357,142.86       892,857,142.86

(xiv)   LIBOR                                                                                                               5.59375%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvi)   Accumulation Shortfall                                                                                                  0.00

(xvii)  Principal Funding Investment Proceeds                                                                                   0.00

(xviii) Principal Investment Funding Shortfall                                                                           ===========

(xix)   Available Funds                                            10,301,568.32     858,464.03      1,103,739.46      12,263,771.81

(xx)    Certificate Rate                                                    5.7138%        5.8338%         5.9438%

------------------------------------------------------------------------------------------------------------------------------------

                                                        Chase Manhattan Bank, USA, (NA)
                                                     Monthly Certificateholder's Statement

                                                        Chase Credit Card Master Trust
                                                                 Series 1995-2
                                                                                                      Distribution Date:     2/17/98

Section 5.2 - Supplement                                           Class A           Class B         Collateral                Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                         0.00            0.00           0.00               0.00

(ii)    Monthly Interest Distributed                                  3,115,000.00      181,245.17           0.00       3,296,245.17
        Deficiency Amounts                                                    0.00            0.00                              0.00
        Additional Interest                                                   0.00            0.00                              0.00
        Accrued and Unpaid Interest                                                                          0.00               0.00

(iii)   Collections of Principal Receivables                         62,529,855.43    3,552,737.95   4,974,060.52      71,056,653.90

(iv)    Collections of Finance Charge Receivables                     8,699,218.82      494,260.62     691,996.50       9,885,475.93

(v)     Aggregate Amount of Principal Receivables                                                                  13,890,898,008.64

                                               Investor Interest    600,000,000.00   34,090,000.00  47,728,181.82     681,818,181.82
                                               Adjusted Interest    600,000,000.00   34,090,000.00  47,728,181.82     681,818,181.82

                                                   Series
      Floating Investor Percentage                           4.91%           88.00%           5.00%          7.00%           100.00%
      Fixed Investor Percentage                              4.91%           88.00%           5.00%          7.00%           100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                         94.68%
              30 to 59 days                                                                                                    1.81%
              60 to 89 days                                                                                                    1.16%
              90 or more days                                                                                                  2.35%
                                                                                                                  ------------------
                                               Total Receivables                                                             100.00%

(vii)   Investor Default Amount                                       3,652,538.06      207,525.04     290,548.33       4,150,611.43

(viii)  Investor Charge-Offs                                                  0.00            0.00           0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                            0.00            0.00           0.00

(x)     Servicing Fee                                                   500,000.00       28,408.33      39,773.48         568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        10.09%

(xii)   Reallocated Monthly Principal                                                         0.00           0.00               0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                600,000,000.00   34,090,000.00  47,728,181.82     681,818,181.82

(xiv)   LIBOR                                                                                                               5.59375%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvi)   Accumulation Shortfall                                                                                                  0.00

(xvii)  Principal Funding Investment Proceeds                                                                                   0.00

(xviii) Principal Investment Funding Shortfall                                                                          ============

(xix)   Available Funds                                               8,241,254.66      468,240.62     655,566.83       9,365,062.11

(xx)    Certificate Rate                                                      6.2300%         6.3800%        5.9938%

------------------------------------------------------------------------------------------------------------------------------------

                                                        Chase Manhattan Bank, USA, (NA)
                                                     Monthly Certificateholder's Statement

                                                        Chase Credit Card Master Trust
                                                                 Series 1995-3
                                                                                                     Distribution Date:      2/17/98

Section 5.2 - Supplement                                              Class A         Class B        Collateral                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                           0.00          0.00           0.00               0.00

(ii)    Monthly Interest Distributed                                    2,336,250.00    136,149.60           0.00       2,472,399.60
        Deficiency Amounts                                                      0.00          0.00                              0.00
        Additional Interest                                                     0.00          0.00                              0.00
        Accrued and Unpaid Interest                                                                          0.00               0.00

(iii)   Collections of Principal Receivables                           46,897,391.57  2,664,605.57   3,730,493.28      53,292,490.42

(iv)    Collections of Finance Charge Receivables                       6,524,414.12    370,702.71     518,990.12       7,414,106.95

(v)     Aggregate Amount of Principal Receivables                                                                  13,890,898,008.64

                                                  Investor Interest   450,000,000.00 25,568,000.00  35,795,636.36     511,363,636.36
                                                  Adjusted Interest   450,000,000.00 25,568,000.00  35,795,636.36     511,363,636.36

                                                      Series
        Floating Investor Percentage                            3.68%          88.00%         5.00%          7.00%           100.00%
        Fixed Investor Percentage                               3.68%          88.00%         5.00%          7.00%           100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                         94.68%
              30 to 59 days                                                                                                    1.81%
              60 to 89 days                                                                                                    1.16%
              90 or more days                                                                                                  2.35%
                                                                                                                       -------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                         2,739,403.54    155,646.82     217,908.21       3,112,958.57

(viii)  Investor Charge-Offs                                                    0.00          0.00           0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                              0.00          0.00           0.00

(x)     Servicing Fee                                                     375,000.00     21,306.67      29,829.70         426,136.36

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        10.09%

(xii)   Reallocated Monthly Principal                                                         0.00           0.00               0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                  450,000,000.00 25,568,000.00  35,795,636.36     511,363,636.36

(xiv)   LIBOR                                                                                                               5.59375%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvi)   Accumulation Shortfall                                                                                                  0.00

(xvii)  Principal Funding Investment Proceeds                                                                                   0.00

(xviii) Principal Investment Funding Shortfall                                                                             =========

(xix)   Available Funds                                                 6,180,940.99    351,187.33     491,668.26       7,023,796.58

(xx)    Certificate Rate                                                        6.2300%       6.3900%        6.1188%

------------------------------------------------------------------------------------------------------------------------------------

                                                      Chase Manhattan Bank, USA, (NA)
                                                   Monthly Certificateholder's Statement

                                                      Chase Credit Card Master Trust
                                                               Series 1996-1
                                                                                                   Distribution Date:       2/17/98

Section 5.2 - Supplement                                    Class A        Class B       Collateral                   Total
----------------------------------------------------------------------------------------------------------------------------------

(i)        Monthly Principal Distributed                              0.00          0.00             0.00                       0.00

(ii)       Monthly Interest Distributed                       3,237,500.00    189,248.43             0.00               3,426,748.43
           Deficiency Amounts                                         0.00          0.00                                        0.00
           Additional Interest                                        0.00          0.00                                        0.00
           Accrued and Unpaid Interest                                                               0.00                       0.00

(iii)      Collections of Principal Receivables              72,951,498.00  4,144,895.68     5,803,035.86              82,899,429.55

(iv)       Collections of Finance Charge Receivables         10,149,088.63    576,642.22       807,324.41              11,533,055.26

(v)        Aggregate Amount of Principal Receivables                                                               13,890,898,008.64

                                              Investor Inter700,000,000.00 39,772,000.00    55,682,545.45             795,454,545.45
                                              Adjusted Inter700,000,000.00 39,772,000.00    55,682,545.45             795,454,545.45

                                               Series
           Floating Investor Percentage               5.73%          88.00%         5.00%            7.00%                   100.00%
           Fixed Investor Percentage                  5.73%          88.00%         5.00%            7.00%                   100.00%

(vi)       Receivables Delinquent (As % of Total Receivables)
                                    Current                                                                                   94.68%
                                    30 to 59 days                                                                              1.81%
                                    60 to 89 days                                                                              1.16%
                                    90 or more days                                                                            2.35%
                                                                                                                   -----------------
                                              Total Receivables                                                              100.00%

(vii)      Investor Default Amount                            4,261,294.40    242,114.57       338,971.03               4,842,380.00

(viii)     Investor Charge-Offs                                       0.00          0.00             0.00                       0.00

(ix)       Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00             0.00

(x)        Servicing Fee                                        583,333.33     33,143.33        46,402.12                 662,878.79

(xi)       Portfolio Yield (Net of Defaulted Receivables)                                                                     10.09%

(xii)      Reallocated Monthly Principal                                            0.00             0.00                       0.00

(xiii)     Closing Investor Interest (Class A Adjusted)     700,000,000.00 39,772,000.00    55,682,545.45             795,454,545.45

(xiv)      LIBOR                                                                                                            5.59375%

(xv)       Principal Funding Account Balance                                                                                    0.00

(xvi)      Accumulation Shortfall                                                                                               0.00

(xvii)     Principal Funding Investment Proceeds                                                                                0.00

(xviii)    Principal Investment Funding Shortfall
                                                                                                                   =================

(xix)      Available Funds                                    9,614,797.10    546,285.30       764,823.40              10,925,905.80

(xx)       Certificate Rate                                           5.5500%       5.7100%          5.9938%

------------------------------------------------------------------------------------------------------------------------------------

                                                     Chase Manhattan Bank, USA, (NA)
                                                  Monthly Certificateholder's Statement

                                                      Chase Credit Card Master Trust
                                                              Series 1996-2
                                                                                                    Distribution Date:       2/17/98

Section 5.2 - Supplement                                    Class A        Class B       Collateral                  Total
---------------------------------------------------------------------------------------------------------------------------------

(i)        Monthly Principal Distributed                              0.00           0.00           0.00                       0.00

(ii)       Monthly Interest Distributed                       2,740,833.33     160,416.67           0.00               2,901,250.00
           Deficiency Amounts                                         0.00           0.00                                      0.00
           Additional Interest                                        0.00           0.00                                      0.00
           Accrued and Unpaid Interest                                                              0.00                       0.00

(iii)      Collections of Principal Receivables              57,319,034.14   3,256,763.30   4,559,468.63              65,135,266.07

(iv)       Collections of Finance Charge Receivables          7,974,283.92     453,084.31     634,318.04               9,061,686.27

(v)        Aggregate Amount of Principal Receivables                                                              13,890,898,008.64

                                          Investor Interest 550,000,000.00  31,250,000.00  43,750,000.00             625,000,000.00
                                          Adjusted Interest 550,000,000.00  31,250,000.00  43,750,000.00             625,000,000.00

                                               Series
           Floating Investor Percentage               4.50%          88.00%          5.00%          7.00%                    100.00%
           Fixed Investor Percentage                  4.50%          88.00%          5.00%          7.00%                    100.00%

(vi)       Receivables Delinquent (As % of Total Receivables)
                                    Current                                                                                   94.68%
                                    30 to 59 days                                                                              1.81%
                                    60 to 89 days                                                                              1.16%
                                    90 or more days                                                                            2.35%
                                                                                                                -----------------
                                              Total Receivables                                                              100.00%

(vii)      Investor Default Amount                            3,348,159.89     190,236.36     266,330.90               3,804,727.14

(viii)     Investor Charge-Offs                                       0.00           0.00           0.00                       0.00

(ix)       Reimbursed Investor Charge-Offs/Reductions                 0.00           0.00           0.00

(x)        Servicing Fee                                        458,333.33      26,041.67      36,458.33                 520,833.33

(xi)       Portfolio Yield (Net of Defaulted Receivables)                                                                     10.09%

(xii)      Reallocated Monthly Principal                                             0.00           0.00                       0.00

(xiii)     Closing Investor Interest (Class A Adjusted)     550,000,000.00  31,250,000.00  43,750,000.00             625,000,000.00

(xiv)      LIBOR                                                                                                            5.59375%

(xv)       Principal Funding Account Balance                                                                                   0.00

(xvi)      Accumulation Shortfall                                                                                              0.00

(xvii)     Principal Funding Investment Proceeds                                                                               0.00

(xviii)    Principal Investment Funding Shortfall
                                                                                                                   =================
(xix)      Available Funds                                    7,554,483.44     429,232.01     600,924.82               8,584,640.27

(xx)       Certificate Rate                                           5.9800%        6.1600%        6.3438%

------------------------------------------------------------------------------------------------------------------------------------

                                       Chase Manhattan Bank, USA, (NA)
                                    Monthly Certificateholder's Statement

                                        Chase Credit Card Master Trust
                                                Series 1996-3
                                                                                     Distribution Date:      2/17/98

Section 5.2 - Supplement                           Class A              Class B     Collateral                   Total
-----------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                     0.00           0.00          0.00                       0.00

(ii)     Monthly Interest Distributed              2,434,132.89     141,813.47          0.00               2,575,946.36
         Deficiency Amounts                                0.00           0.00                                     0.00
         Additional Interest                               0.00           0.00                                     0.00
         Accrued and Unpaid Interest                                                    0.00                       0.00

(iii)    Collections of Principal Receivables      42,935,395.72   2,439,498.09  3,415,426.65             48,790,320.46

(iv)     Collections of Finance Charge Receivables  5,973,217.11     339,385.52    475,157.72              6,787,760.36

(v)      Aggregate Amount of Principal Receivables                                                    13,890,898,008.64

                         Investor Interest        411,983,000.00  23,408,000.00 32,772,440.86            468,163,440.86
                         Adjusted Interest        411,983,000.00  23,408,000.00 32,772,440.86            468,163,440.86

                                Series
           Floating Investor Percentage  3.37%            88.00%          5.00%         7.00%                   100.00%
           Fixed Investor Percentage     3.37%            88.00%          5.00%         7.00%                   100.00%

(vi)       Receivables Delinquent (As % of Total Receivables)
                     Current                                                                                     94.68%
                     30 to 59 days                                                                                1.81%
                     60 to 89 days                                                                                1.16%
                     90 or more days                                                                              2.35%
                                                                                                       ----------------
                               Total Receivables                                                                100.00%

(vii)      Investor Default Amount                2,507,972.64       142,497.68    199,504.31              2,849,974.64

(viii)     Investor Charge-Offs                           0.00             0.00          0.00                      0.00

(ix)       Reimbursed Investor Charge-Offs/Reductions     0.00             0.00          0.00

(x)        Servicing Fee                            343,319.17        19,506.67     27,310.37                390,136.20

(xi)       Portfolio Yield (Net of Defaulted Receivables)                                                         10.09%

(xii)      Reallocated Monthly Principal                                   0.00          0.00                      0.00

(xiii)     Closing Investor Interest (Class A)  411,983,000.00    23,408,000.00 32,772,440.86            468,163,440.86

(xiv)      LIBOR                                                                                                 5.59375%

(xv)       Principal Funding Account Balance                                                                     0.00

(xvi)      Accumulation Shortfall                                                                                0.00

(xvii)     Principal Funding Investment Proceeds                                                                 0.00

(xviii)    Principal Investment Funding Shortfall
                                                                                                         ================

(xix)      Available Funds                        5,658,761.36       321,518.82    450,143.38                6,430,423.56

(xx)       Certificate Rate                             7.0900%            7.2700%       6.3438%

---------------------------------------------------------------------------------------------------------------